INVESTMENTS IN UNCONSOLIDATED ENTITIES	12 Months Ended
Dec. 31, 2015
Notes to Consolidated Financial Statements [Abstract]
Investments in Unconsolidated Entities

NOTE 4. INVESTMENTS IN UNCONSOLIDATED ENTITIES

We generally account for investments under the equity method when we have significant influence over, but do not have control of, these entities. In these cases, our pro rata shares of the entities’ net assets are included in Investments on the Consolidated Balance Sheets. We adjust each investment for our share of each investee’s earnings or losses, dividends, and other comprehensive income or loss. We evaluate the carrying value of unconsolidated entities for impairment under the U.S. GAAP provisions for equity method investments.

We provide the carrying value of our investments and earnings (losses) on these investments below:

EQUITY METHOD AND OTHER INVESTMENT BALANCES
(Dollars in millions)
	December 31,
	2015	2014
Sempra South American Utilities:
Eletrans(1)	$(12)	$(8)
Sempra Mexico:
Energía Sierra Juárez(2)	30	25
Gasoductos de Chihuahua(3)	489	409
Sempra Renewables:
Wind:
Auwahi Wind	44	45
Broken Bow 2 Wind	41	44
Cedar Creek 2 Wind	75	82
Flat Ridge 2 Wind	275	284
Fowler Ridge 2 Wind	46	46
Mehoopany Wind	92	82
Solar:
California solar partnership	120	125
Copper Mountain Solar 2	32	61
Copper Mountain Solar 3	44	56
Mesquite Solar 1	86	86
Sempra Natural Gas:
Cameron LNG JV(4)	983	1,007
Rockies Express Pipeline LLC(5)	477	340
Parent and other:
RBS Sempra Commodities LLP	67	71
Total equity method investments	2,889	2,755
Other(6)	16	93
Total	$2,905	$2,848
(1)	Includes losses on forward exchange contracts, which we discuss below.
(2)	The carrying value of our equity method investment is $12 million higher than the underlying equity in the net assets of the investee at December 31, 2015 and 2014 due to the remeasurement of our retained investment to fair value.
(3)	The carrying value of our equity method investment is $65 million higher than the underlying equity in the net assets of the investee at December 31, 2015 and 2014 due to equity method goodwill.
(4)	The carrying value of our equity method investment is $143 million and $94 million higher than the underlying equity in the net assets of the investee at December 31, 2015 and 2014, respectively, primarily due to guarantees, which we discuss below, and interest capitalized on the investment, as the joint venture has not commenced its planned principal operations.
(5)	The carrying value of our equity method investment is $357 million and $369 million lower than the underlying equity in the net assets of the investee at December 31, 2015 and 2014, respectively, due to an impairment charge recorded in 2012.
(6)	Other includes Sempra Natural Gas’ $77 million investment in industrial development bonds at Mississippi Hub at December 31, 2014, which increased by $2 million and was fully redeemed in June 2015.

EARNINGS (LOSSES) FROM EQUITY METHOD INVESTMENTS
(Dollars in millions)
	Years ended December 31,
	2015		2014		2013
Earnings (losses) recorded before income tax:
Sempra Renewables:
Wind:
Auwahi Wind		$4		$4	$4
Broken Bow 2 Wind		(2)		―	―
Cedar Creek 2 Wind		(6)		(3)	(4)
Flat Ridge 2 Wind		(12)		(7)	(8)
Fowler Ridge 2 Wind		4		2	(3)
Mehoopany Wind		(1)		(1)	(2)
Solar:
California solar partnership		6		6	―
Copper Mountain Solar 2		7		3	―
Copper Mountain Solar 3		8		2	―
Mesquite Solar 1		16		14	1
Sempra Natural Gas:
Cameron LNG JV		5		2	―
Rockies Express Pipeline LLC		79		60	47
Parent and other:
RBS Sempra Commodities LLP		(4)		(2)	(3)
Other		―		1	(1)
		$104		$81	$31

Earnings (losses) recorded net of income tax(1):
Sempra South American Utilities:
Sodigas Pampeana and Sodigas Sur	$	―	$	―	$(11)
Eletrans		(4)		(4)	(4)
Sempra Mexico:
Energía Sierra Juárez		6		3	―
Gasoductos de Chihuahua		83		39	39
		$85		$38	$24
(1)					As the earnings (losses) from these investments are recorded net of income tax, they are presented below the income tax expense line, so as not to impact our effective income tax rate.

Our share of the undistributed earnings of equity method investments was $299 million and $187 million at December 31, 2015 and 2014, respectively. The December 31, 2015 and 2014 balances do not include remaining distributions of $67 million and $71 million, respectively, associated with our investment in RBS Sempra Commodities LLP (RBS Sempra Commodities) and expected to be received from the partnership as it is dissolved, as we discuss below.

SEMPRA SOUTH AMERICAN UTILITIES

Sempra South American Utilities previously owned 43 percent of two Argentine natural gas utility holding companies, Sodigas Pampeana and Sodigas Sur. In December 2006, we decided to sell these investments and actively pursued their sale since that time. In the first quarter of 2013, we recorded a noncash impairment charge of $10 million ($7 million after-tax) to reduce the carrying value of our investments to estimated fair value at that time. The net charge is reported in Equity Earnings, Net of Income Tax, on the Consolidated Statement of Operations for the year ended December 31, 2013. In June 2013, we completed the sale of our Argentine investments for $13 million in cash and recorded an additional $7 million loss ($4 million after-tax) on the sale, which is also included in Equity Earnings, Net of Income Tax.

As a result of the devaluation of the Argentine peso at the end of 2001 and subsequent changes in the value of the peso, Sempra South American Utilities had reduced the carrying value of its investments by a cumulative total of $270 million prior to the sale. These noncash adjustments, based on fluctuations in the value of the Argentine peso, did not affect earnings, but were recorded in Comprehensive Income and Accumulated Other Comprehensive Income (Loss). As a result of the sale of our investments, this cumulative foreign currency translation adjustment was reclassified to Equity Earnings, Net of Income Tax, where it was substantially offset by the elimination of a $250 million accrued liability established in 2006.

In 2013, Chilquinta Energía entered into two 50-percent owned joint ventures, Eletrans S.A. and Eletrans II S.A. (collectively, Eletrans), with Sociedad Austral de Electricidad Sociedad Anónima (SAESA) to construct four transmission lines in Chile. In 2013, Eletrans entered into forward exchange contracts to manage the foreign currency exchange rate risk of the Chilean Unidad de Fomento (CLF) relative to the U.S. dollar, related to certain construction commitments that are denominated in CLF. The forward exchange contracts settle based on anticipated payments to vendors, generally monthly, ending in July 2018. During each of the years ended December 31, 2015, 2014 and 2013, we recorded $4 million of equity losses related to these forward contracts in Equity Earnings, Net of Income Tax, on the Consolidated Statements of Operations.

SEMPRA MEXICO

Sempra Mexico owns a 50-percent interest in GdC, a joint venture with PEMEX. The joint venture operates several natural gas pipelines and propane and ethane systems in Mexico and is developing natural gas pipelines and other energy infrastructure. See Note 3 for discussion regarding Sempra Mexico’s potential acquisition of the remaining 50-percent interest in GdC.

In July 2014, Sempra Mexico completed the sale of a 50-percent interest in the 155-MW first phase of its Energía Sierra Juárez wind project to a wholly owned subsidiary of InterGen N.V., which we discuss further in Note 3.

SEMPRA RENEWABLES

Sempra Renewables has 50-percent interests in wind and solar energy generation facilities in operation or under construction in Arizona, California, Colorado, Hawaii, Indiana, Kansas, Nebraska, Nevada, and Pennsylvania. The generating capacities of the facilities in operation or under construction are contracted under long-term power purchase agreements. These facilities are accounted for under the equity method.

SEMPRA NATURAL GAS

Rockies Express

Sempra Natural Gas owns a 25-percent interest in Rockies Express, a partnership that operates a natural gas pipeline, REX, that links the Rocky Mountain region to the upper Midwest and the eastern United States. Tallgrass Energy Partners, L.P. (Tallgrass) owns a 50-percent interest and Phillips 66 owns the remaining 25-percent interest. Our investment in Rockies Express is accounted for as an equity method investment.

In April 2015, Sempra Natural Gas invested $113 million of cash in Rockies Express to repay project debt that matured in early 2015.

Cameron LNG JV

October 1, 2014 was the effective date of the formation of a joint venture partnership among Sempra Energy and three project partners involving Sempra Natural Gas’ Cameron LNG facility in Louisiana, as we discuss in Note 3. As of October 1, 2014, Sempra Natural Gas began accounting for its investment in Cameron LNG JV under the equity method.

During the year ended December 31, 2015, Sempra Natural Gas invested $10 million of cash in Cameron LNG JV and capitalized $49 million of interest related to this equity method investment that has not commenced planned principal operations.

Cameron LNG JV Financing

General. On August 6, 2014, Cameron LNG JV entered into finance documents (collectively, Loan Facility Agreements) for senior secured financing in an initial aggregate principal amount of up to $7.4 billion under three debt facilities provided by the Japan Bank for International Cooperation (JBIC) and 29 international commercial banks, some of which will benefit from insurance coverage provided by Nippon Export and Investment Insurance (NEXI).

The Cameron LNG JV Loan Facility Agreements and related finance documents provide senior secured term loans with a maturity date of July 15, 2030. The proceeds of the loans will be used for financing the cost of development and construction of the three-train Cameron LNG project. The Loan Facility Agreements and related finance documents contain customary representations and affirmative and negative covenants for project finance facilities of this kind with the lenders of the type participating in the Cameron LNG JV financing.

On August 6, 2014, Sempra Energy entered into a completion agreement in favor of HSBC Bank USA, National Association, as security trustee for the benefit of all of Cameron LNG JV’s creditors under the Loan Facility Agreements. Pursuant to this completion agreement, Sempra Energy has severally guaranteed 50.2 percent of Cameron LNG JV’s senior debt obligations under the Loan Facility Agreements, or a maximum principal amount of $3.7 billion. Completion guarantees for the remaining 49.8 percent of Cameron LNG JV’s senior secured financing have been provided by the other project partners. The occurrence of the effectiveness of the Cameron LNG Holdings joint venture on October 1, 2014, as further described in Note 3, was a condition precedent to first disbursement of funds under the Loan Facility Agreements. The Sempra Energy completion guarantee of 50.2 percent of Cameron LNG JV financing also became effective upon effectiveness of the Cameron LNG Holdings joint venture. Sempra Energy’s completion agreement and guarantee will terminate upon financial completion of the three-train Cameron LNG project, which is subject to satisfaction of certain conditions, including all three trains achieving commercial operations and meeting certain operational performance tests. Financial completion is scheduled for the second half of 2019. Sempra Energy recorded a liability of $82 million on October 1, 2014 for the fair value of its obligations associated with the Loan Facility Agreements, which constitute guarantees. This liability is being reduced on a straight-line basis over the duration of the guarantees by recognizing equity earnings from Cameron LNG JV, included in Equity Earnings, Before Income Tax.

On August 6, 2014, Sempra Energy and the other project partners entered into a transfer restrictions agreement with Société Générale, as intercreditor agent for the lenders under the Loan Facility Agreements. Pursuant to the transfer restriction agreement, Sempra Energy agreed to certain restrictions on its ability to dispose of Sempra Energy’s indirect fully diluted economic and beneficial ownership interests in Cameron LNG JV. These restrictions vary over time. Prior to financial completion of the three-train Cameron LNG project, Sempra Energy must retain 37.65 percent of such interest in Cameron LNG JV. Starting six months after financial completion of the three-train Cameron LNG project, Sempra Energy must retain at least 10 percent of the indirect fully diluted economic and beneficial ownership interest in Cameron LNG JV. In addition, at all times, a Sempra Energy controlled (but not necessarily wholly owned) subsidiary must directly own 50.2 percent of the membership interests of the Cameron LNG JV.

Interest. The weighted average all-in cost of the loans outstanding under all the Loan Facility Agreements (and based on certain assumptions as to timing of drawdown) is 1.59 percent per annum over LIBOR prior to financial completion of the project and 1.78 percent per annum over LIBOR following financial completion of the project. The Loan Facility Agreements require Cameron LNG JV to hedge 50 percent of outstanding borrowings to fix the interest rate, beginning in 2016. The hedges are to remain in place until the debt principal has been amortized by 50 percent. In November 2014, Cameron LNG JV entered into floating-to-fixed interest rate swaps for approximately $3.7 billion notional amount, resulting in an effective fixed rate of 3.19 percent. In June 2015, Cameron LNG JV entered into additional floating-to-fixed interest rate swaps for approximately $1.5 billion notional amount, resulting in an effective fixed rate of 3.32 percent.

Mandatory Prepayments. Cameron LNG JV must make mandatory prepayments of all loans made under the Loan Facility Agreements under certain circumstances, including: upon receipt of certain insurance proceeds and expropriation compensation; upon receipt of certain performance liquidated damages under Cameron LNG JV’s engineering, procurement and construction contract for the liquefaction terminal; in connection with the loss of its tolling agreements or export permits that result in a reduction of Cameron LNG JV’s debt service coverage ratios below a specified threshold; if it becomes unlawful in any applicable jurisdiction for a lender to fund or maintain its loans; or in connection with any mandatory prepayment of senior notes outstanding (if any).

The loans under the NEXI Covered Loan Facility Agreement and the loans held by JBIC under the JBIC Loan Facility Agreement are subject to certain additional mandatory prepayments that would be triggered if the Japanese sponsors fail to maintain certain ownership interests in Cameron LNG JV, if Cameron LNG JV’s Japanese tolling customers do not hold commitments for a certain quantum of nameplate capacity at the liquefaction terminal or if the aggregate annual contracted LNG commitments by Cameron LNG JV’s tolling customers to Japanese LNG buyers fall below a certain minimum threshold under certain circumstances.

Events of Default. Cameron LNG JV’s Loan Facility Agreements and related finance documents also contain events of default customary for such financings, including events of default for: failure to pay principal and interest on the due date; insolvency of Cameron LNG JV; abandonment of the project; expropriation; unenforceability or termination of the finance documents; and a failure to achieve financial completion of the project by a financial completion deadline date of September 30, 2021 (with up to additional 365 days extension beyond such date permitted in cases of force majeure). A delay in construction that results in a failure to achieve financial completion of the project by this financial completion deadline date would therefore result in an event of default under Cameron LNG JV’s financing and a potential demand on Sempra Energy’s guarantees.

Security. To support Cameron LNG JV’s obligations under the Loan Facility Agreements and related finance documents, Cameron LNG JV has granted security over all of its assets, subject to customary exceptions, and all equity interests in Cameron LNG JV have been pledged to HSBC Bank USA, National Association, as security trustee for the benefit of all Cameron LNG JV’s creditors. As a result, an enforcement action by the lenders taken in accordance with the finance documents could result in the exercise of such security interests by the lenders and the loss of ownership interests in Cameron LNG JV by Sempra Energy and the other project partners.

The security trustee under Cameron LNG JV’s financing can demand that a payment be made by Sempra Energy under its guarantees of Sempra Energy’s 50.2 percent share of senior debt obligations due and payable either on the date such amounts were due from Cameron LNG JV (taking into account cure periods) in the event of a failure by Cameron LNG JV to pay such senior debt obligations when they become due or within 10 business days in the event of an acceleration of senior debt obligations under the terms of the finance documents. If an event of default occurs under the Sempra Energy completion agreement, the security trustee can demand that Sempra Energy purchase its 50.2 percent share of all then outstanding senior debt obligations within five business days (other than in the case of a bankruptcy default, which is automatic).

RBS SEMPRA COMMODITIES

RBS Sempra Commodities is a United Kingdom limited liability partnership formed by Sempra Energy and The Royal Bank of Scotland plc (RBS) in 2008 to own and operate the commodities-marketing businesses previously operated through wholly owned subsidiaries of Sempra Energy. We and RBS sold substantially all of the partnership’s businesses and assets in four separate transactions completed in 2010 and 2011. We account for our investment in RBS Sempra Commodities under the equity method, and report miscellaneous costs since the sale of the business in Parent and Other.

We recorded $4 million, $2 million and $3 million in pretax equity losses for the years ended December 31, 2015, 2014 and 2013, respectively.

In April 2011, we and RBS entered into a letter agreement (Letter Agreement) which amended certain provisions of the agreements that formed RBS Sempra Commodities. The Letter Agreement addresses the wind-down of the partnership and the distribution of the partnership’s remaining assets. In accordance with the Letter Agreement, we received distributions of $50 million in 2013. The investment balance of $67 million at December 31, 2015 reflects remaining distributions expected to be received from the partnership in accordance with the Letter Agreement. The timing and amount of distributions, if any, may be impacted by the matters we discuss related to RBS Sempra Commodities in Note 15 under “Legal Proceedings – Other Litigation.” In addition, amounts may be retained by the partnership for an extended period of time to help offset unanticipated future general and administrative costs necessary to complete the dissolution of the partnership.

In connection with the Letter Agreement described above, we also released RBS from its indemnification obligations with respect to items for which J.P. Morgan Chase & Co. (JP Morgan), one of the buyers of the partnership’s businesses, has agreed to indemnify us.

SUMMARIZED FINANCIAL INFORMATION

We present summarized financial information below, aggregated for all of our equity method investments for the periods in which we were invested in the entity. The amounts below represent the aggregate financial position and results of operations of 100 percent of each of Sempra Energy’s equity method investments.

SUMMARIZED FINANCIAL INFORMATION
(Dollars in millions)
	Years ended December 31,
	2015	2014	2013
Gross revenues	$1,533	$1,296	$1,734
Operating expense	(845)	(749)	(1,287)
Income from operations	688	547	447
Interest expense	(312)	(298)	(251)
Net income/Earnings(1)	440	291	222

		At December 31,
		2015	2014
Current assets		$750	$865
Noncurrent assets		15,112	13,161
Current liabilities		859	1,131
Noncurrent liabilities		7,862	6,228
(1)	Except for Gasoductos de Chihuahua, Energía Sierra Juárez, Eletrans and the Argentine investments, there was no income tax recorded by the entities, as they are primarily domestic partnerships.

GUARANTEES

Project financing at our solar and wind joint ventures, except Auwahi Wind, requires the joint venture partners, for each partner’s interest, to return cash to the projects in the event that the projects do not meet certain cash flow criteria or in the event that the projects’ debt service, operation and maintenance, and firm transmission and production tax credits reserve accounts are not maintained at specific thresholds. In some cases, the joint venture partners have provided guarantees to the lenders in lieu of the projects funding the reserve account requirements. We recorded liabilities for the fair value of certain of our obligations associated with these guarantees and the liabilities are being amortized over their expected lives. The outstanding loans at our solar and wind joint ventures are not guaranteed by the partners, but are secured by project assets.

At December 31, 2015, we provided guarantees aggregating a maximum of $332 million with an associated aggregated carrying value of $10 million for guarantees related to project financing. In addition, at December 31, 2015, we provided guarantees to solar and wind farm joint ventures aggregating a maximum of $170 million with an associated aggregated carrying value of $2 million, primarily related to purchased-power agreements and engineering, procurement and construction contracts.